SUPPLEMENT DATED DECEMBER 1, 2003 TO

                        PROSPECTUS DATED MAY 1, 2003 FOR

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY

                 THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT - 4

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. The second paragraph of "Sub-Account Portfolio Transfers" under "The Policy" is amended as follows:

   You will be able to submit transfer requests among the Sub-Account portfolios in writing by U.S. mail. On a daily basis, we will group transfer requests into transfer events. A "transfer event" is any Valuation Period on which allocations are moved between investment options, regardless of the quantity of reallocations. For example, if you move the Policy's Cash Value between 20 Sub-Account portfolios in one day, the entire reallocation only counts as one transfer event. Transfer events include transfers made pursuant to any asset rebalancing program you have elected. For more information, see "Asset Rebalancing," beginning on page
   31. With the first 20 transfer events of a calendar year, you may choose to submit transfer requests over the telephone, or via the Internet. Afterwards, you must submit all transfer requests in writing by U.S. mail. We will process a transfer at the end of the Valuation Period on which we receive your request.

2. "Dollar Cost Averaging" under "To Allocate Net Premium And Sub-Account Valuation" is amended as follows:

   You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time. The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high. There is no charge for dollar cost averaging.

3. "Loan Amount And Interest" under "Policy Loans" is amended as follows:

   The minimum policy loan you may take is $200. You may take no more than the maximum loan value. The maximum loan value is based on your cash surrender value less 10% of your cash value allocated to the Sub-Accounts. For more information, see "Full Surrender," beginning on page 33. We charge interest, at the maximum guaranteed rate of 4.5% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year. If left unpaid, we will add the interest to the loan amount.